Exhibit 32

CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Ramesh Srinivasan, the Chief Executive Officer, William David Wood III, the Chief Financial Officer, and Chris J. Robertson, the Corporate Controller and Treasurer, of Agilysys, Inc. (the “Company”), hereby certify, that, to their knowledge:

1.

The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2020 (the “ Report ”) fully complies (1) with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2020

By:	/s/ Ramesh Srinivasan
Ramesh Srinivasan
President and Chief Executive Officer
(Principal Executive Officer)

/s/ William David Wood III
William David Wood III
Chief Financial Officer
(Principal Financial Officer)

/s/ Chris J. Robertson
Chris J. Robertson
Corporate Controller and Treasurer
(Principal Accounting Officer)